UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA  94105

(415) 593-5400

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2017, Ronald Suber notified the Board of Directors of Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“Prosper Funding”) of his decision to resign as President of PMI and President and director of Prosper Funding, each effective as of July 31, 2017. Following the effective date of his resignation, Mr. Suber will transition to the consulting role of Senior Advisor and President Emeritus of PMI and Prosper Funding.

On June 28, 2017, the Board of Directors of Prosper Funding appointed Usama Ashraf to the positions of Treasurer and a director of Prosper Funding, effective immediately. Mr. Ashraf was also designated as the principal accounting and financial officer of Prosper Funding. Mr. Ashraf replaces David Kimball, who had served as Treasurer of Prosper Funding since March 2016. Mr. Kimball will continue to serve as the Chief Executive Officer and a director of Prosper Funding.

Usama Ashraf, age 40, has served as PMI’s Chief Financial Officer since February 2017. Prior to joining PMI, from February 2016 to February 2017, Mr. Ashraf served as Deputy Chief Financial Officer and Treasurer at Annaly Capital Management, Inc., with responsibility for treasury, tax, management reporting and financial planning & analysis. Prior to his time at Annaly, Mr. Ashraf worked at USAA, where he served as Corporate Treasurer from November 2014 to February 2016 and Assistant Corporate Treasurer from January 2014 to October 2014. Before joining USAA, Mr. Ashraf spent 13 years at CIT Group, where he held various positions in the Treasury and Corporate M&A departments. Mr. Ashraf received a B.S. in Economics, with concentrations in Finance and Accounting, from The Wharton School of the University of Pennsylvania.

Mr. Ashraf will not be compensated for his duties as Treasurer of Prosper Funding.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Ashraf and any director or executive officer of Prosper Funding or PMI. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Ashraf and Prosper Funding or PMI that would be required to be reported.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: June 30, 2017	By:	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel and Secretary

Prosper Funding LLC

Date: June 30, 2017	By:	/s/ Sachin Adarkar
Sachin Adarkar
Secretary